UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2016

AYTU BIOSCIENCE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53121	47-0883144
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206, Englewood, Colorado		80112
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 437-6580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2016 annual meeting of stockholders for Aytu BioScience, Inc. for the fiscal year ended June 30, 2016 was held on November 15, 2016. Of the 5,080,591 shares outstanding on the record date for the meeting, a total of 3,825,030 shares were present or represented at the meeting.

At the meeting, our stockholders elected five members to our board of directors as follows:

Members	Number of Shares Voted For	Number of Shares Withheld (Includes Abstentions)	Broker Non-Votes
Gary V. Cantrell	2,698,093	33,988	1,092,949
Joshua R. Disbrow	2,675,629	56,452	1,092,949
Carl C. Dockery	2,673,683	58,398	1,092,949
John A. Donofrio, Jr.	2,698,076	34,005	1,092,949
Michael Macaluso	2,673,427	58,654	1,092,949

The election of directors was determined by a plurality of the votes cast at the meeting, whereby the five nominees receiving the highest number of “FOR” votes were elected as directors.

At the meeting, our stockholders took the following actions:

•	Approved, by a majority of the shares of our outstanding capital stock, an amendment to our Certificate of Incorporation to effect a reverse stock split at a ratio of any whole number between 1-for-2 and 1-for-4, as determined by the board of directors, at any time before November 15, 2017, if and as determined by the board of directors. The vote for such approval was 3,504,083 shares for, 310,053 shares against, 10,894 shares abstaining, and no shares of broker non-votes;

•	Approved, by a majority of the shares voting at the meeting, amendments to our 2015 Stock Option and Incentive Plan to (i) increase the number of authorized shares of common stock reserved for issuance thereunder from 833,334 shares to 2,000,000 shares, (ii) increase the number of shares that may be issued as incentive stock options from 833,334 shares to 2,000,000 shares, and (iii) increase the maximum number of shares of common stock (A) underlying stock options or stock appreciation rights that may be granted to any one individual during any calendar year period, and (B) granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended, for any performance cycle, in each case from 166,667 shares to 1,000,000 shares. The vote for such approval was 2,360,026 shares for, 370,957 shares against, 1,098 shares abstaining, and 1,092,949 shares of broker non-votes; and

•	Ratified, by a majority of the shares voting at the meeting, the appointment of EKS&H, LLLP as our independent registered public accounting firm for the fiscal year ending June 30, 2017. The vote for such approval was 3,757,747 shares for, 25,898 shares against, 41,385 shares abstaining, and no shares of broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2016	AYTU BIOSCIENCE, INC.

/s/ Gregory A. Gould
Name: Gregory A. Gould
Title: Chief Financial Officer